                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ______________________________

                                   FORM 8-K/A

                                Amendment No. 1
                                       to
                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported)  June 19, 1995



                      EASTERN ENVIRONMENTAL SERVICES, INC.
                      ------------------------------------
                 (Exact name of issuer as specified in charter)


          Delaware                  0-16102              59-2840783
(State or Other Jurisdiction       Commission         (I.R.S. Employer
    of Incorporation or           file number          Identification
       Organization)                                       Number)


                   RR #4, Box 4452, Drums, Pennsylvania 18222
                    (Address of principal executive offices)


                                 (717) 788-6075
              (Registrant's telephone number, including area code)
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Item 5.     Other Events.
            ------------

       On June 19, 1995, Eastern Environmental Services, Inc. (the "Company") sold 300,000 shares of its Common Stock to two accredited investors. The investors subsequently purchased an additional 100,000 shares of Common Stock from the Company.

       The agreement between the Company and the investors has been amended to provide that the investors have an option to purchase an additional 100,000 shares on or before September 30, 1995.



                                   SIGNATURE
                                   ---------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      EASTERN ENVIRONMENTAL SERVICES, INC.


Date:  August 30, 1995     By:  /s/ William C. Skuba
                              ----------------------------------
                            William C. Skuba
                            President

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